UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 18, 2017)

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2017 Annual Meeting of Stockholders held on May 18, 2017:

1.	The election of two directors to serve until our 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	The approval of the amendment and restatement of the Synacor, Inc. 2012 Equity Incentive Plan to, among other things, allow future performance-based awards to qualify under Internal Revenue Code Section 162(m).

For more information about the foregoing proposals, see our proxy statement dated April 7, 2017. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

The following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2020 Annual Meeting or until their respective successors have been duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Gary Ginsberg	14,011,906	1,383,756	12,325,159
Scott Murphy	14,693,604	702,058	12,325,159

The following directors, in addition to Messrs. Ginsberg and Murphy, will continue to serve as members of our Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Himesh Bhise, Marwan Fawaz, Andrew Kau, Jordan Levy and Michael Montgomery. Additionally, as previously disclosed, Lisa Donohue was appointed to our Board of Directors effective May 18, 2017, to fill a vacancy on our Board and to serve until the 2019 annual meeting of stockholders or until her successor is duly elected and qualified.

Ratification of Deloitte & Touche LLP as our independent registered public accounting firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstain
26,777,454	537,584	405,783

Approval of the Amendment and Restatement of the Synacor, Inc. 2012 Equity Incentive Plan

Our stockholders approved the amendment and restatement of the Synacor, Inc. 2012 Equity Incentive Plan to, among other things, allow future performance-based awards to qualify under Internal Revenue Code Section 162(m).

Votes For	Votes Against	Abstain	Broker Non-Votes
11,944,747	3,025,754	425,161	12,325,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: May 22, 2017	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer and Secretary